UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-03480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

MDU Resources Group, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on May 9, 2017. Five Company proposals were submitted to stockholders as described in the Company’s Proxy Statement dated March 24, 2017. The proposals and the results of the stockholder vote are as follows.

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to elect ten directors for one-year terms:
Thomas Everist	133,166,816.220	5,387,850.873	355,056.845	38,987,320.000
Karen B. Fagg	135,992,038.797	2,558,545.252	359,139.889	38,987,320.000
David L. Goodin	135,350,190.589	3,186,540.179	372,993.170	38,987,320.000
Mark A. Hellerstein	137,438,098.331	1,099,912.453	371,713.154	38,987,320.000
A. Bart Holaday	136,421,337.775	2,079,919.812	405,466.351	38,990,320.000
Dennis W. Johnson	133,393,197.920	5,120,813.769	395,712.249	38,987,320.000
William E. McCracken	136,392,947.857	2,127,588.641	389,187.440	38,987,320.000
Patricia L. Moss	134,386,047.171	4,163,565.024	360,111.743	38,987,320.000
Harry J. Pearce	134,193,310.604	4,315,505.963	400,907.371	38,987,320.000
John K. Wilson	134,266,302.007	4,238,730.955	404,690.976	38,987,320.000
All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Advisory vote to approve the frequency of the vote to approve the compensation paid to the Company's named executive officers	117,939,666.116	1,182,583.599	19,180,586.615	606,887.608	38,987,320.000
The vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal voted in favor of holding an advisory vote to approve the compensation paid to the Company’s named executive officers every year.
Based on these results and good corporate governance, the Board of Directors determined at its meeting held on May 10, 2017, that the Company will include a non-binding stockholder advisory vote in its proxy materials every year to approve the compensation of its named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.  The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation.  The Company is required to hold votes on frequency every six calendar years.

3.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Advisory vote to approve the compensation paid to the Company's named executive officers	133,083,212.266	4,662,250.920	1,164,260.752	38,987,320.000

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

4.

	Shares For	Shares Against	Abstentions
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017	175,412,840.903	1,792,728.039	691,474.996

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

5.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Advisory vote to approve an amendment to the Company's bylaws to adopt an exclusive forum for internal corporate claims	99,559,625.856	38,288,852.660	1,061,245.422	38,987,320.000

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
Vice President, General Counsel
and Secretary

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